Supplement, dated October 3, 1996, to the prospectus, dated May 1, 1996 of
                     Seligman Portfolios, Inc. (the "Fund")


             THIS SUPPLEMENT SUPERSEDES AND REPLACES THE PROSPECTUS
                         SUPPLEMENT DATED JULY 30, 1996.

         At a Special Meeting of Shareholders held on September 30, 1996, the shareholders approved a change in the investment objective of the Fund's Seligman Henderson Global Portfolio (the "Global Portfolio") from that of a
"global" fund to that of an "international" fund. Therefore, the investment objective of the Global Portfolio has been changed to long-term capital appreciation primarily through international investments (rather than global investments) in securities of medium to large-sized companies. The Global Portfolio's former policy of investing at least 65% of its assets in securities of issuers located in at least three different countries, one of which may be the U.S., has been changed to a policy that the Global Portfolio invests at least 65% of its assets in securities of issuers located in at least three different countries, not including the U.S.

         In connection with shareholder approval of the foregoing, the Board of Directors has approved a change in the name of the Global Portfolio to "Seligman Henderson International Portfolio" in order to more accurately reflect its new investment objective.




         The Board of Directors of the Fund has also approved a change in the name of the "Seligman Fixed Income Securities Portfolio" to "Seligman Bond Portfolio." This change has been made to avoid investor confusion with the Fixed Account option offered in connection with certain variable annuity contracts for which the Fund is the underlying investment medium.




       Odette Galli and Rodney Collins have joined Charles C. Smith, Jr. as Co-Portfolio Managers of the Fund's Seligman Common Stock Portfolio and Seligman Income Portfolio, receptively. Stacey G. Navin will no longer be serving as Co-Portfolio Manager of these portfolios.

         Ms. Galli is a Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated (the "Manager"), a position she has held since joining the Manager in 1993. Prior to 1993, Ms. Galli worked as an equity research analyst for Morgan Stanley & Co.. Ms. Galli will also be serving as Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation.

         Mr. Collins is a Vice President, Investment Officer of the Manager. He joined the Manager in 1992 as an investment associate. Mr. Collins will also be serving as Co-Portfolio Manager of Seligman Income Fund, Inc.


RVAS-10/96